Exhibit 99b

FY 2004 4th Quarter Earnings Conference Call Chip McClure, Chairman and CEO Carl Soderstrom, Senior Vice President and CFO November 15, 2004

Forward-Looking Statements This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward- looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates; availablity and cost of raw materials; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to access capital markets; the credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor's Securities and Exchange Commission filings.

FY 2004 4th Quarter Earnings Conference Call November 15, 2004

Full Year Income Statement — Continuing Operations

(in millions, except per share amounts)	Twelve Months Ended September 30,
			Better/(Worse)
	2004	2003	$	%

Sales	$8,033	$6,723	$1,310	19%
Cost of Sales	(7,366)	(6,132)	(1,234)	-20%

GROSS MARGIN	667	591	76	13%
SG&A	(385)	(340)	(45)	-13%
Gain on Divestitures, net	20	15	5	33%
Environmental Remediation Costs	(11)	—	(11)
Restructuring Costs	(15)	(20)	5	25%
Costs for Withdrawn Tender Offer	(16)	—	(16)

OPERATING INCOME	260	246	14	6%
Equity in Earnings of Affiliates	19	8	11	138%
Gain on Sale of Marketable Securities	7	—	7
Interest Expense, Net and Other	(107)	(104)	(3)	-3%

INCOME BEFORE INCOME TAXES	179	150	29	19%
Provision for Income Taxes	(44)	(45)	1	2%
Minority Interests	(8)	(5)	(3)	-60%

Income From Continuing Operations	$127	$100	$27	27%

Diluted EPS from Continuing Operations	$1.85	$1.48	$0.37	25%

Memo: Impact of Inventory Accounting Change on EPS	(0.03)	(0.04)

FY 2004 4th Quarter Earnings Conference Call November 15, 2004

     Full Year Income Statement Reconciliation

(in millions, except per share amounts)	Twelve Months Ended September 30, 2004			Twelve Months Ended September 30, 2003
		Discontinued			Discontinued
	Total	Operations	Reported	Total	Operations	Reported

Sales	$9,114	$1,081	$8,033	$7,788	$1,065	$6,723
Cost of Sales	(8,307)	(941)	(7,366)	(7,041)	(909)	(6,132)

GROSS MARGIN	807	140	667	747	156	591
SG&A	(482)	(97)	(385)	(435)	(95)	(340)
Restructuring	(19)	(4)	(15)	(22)	(2)	(20)
Goodwill Impairment	(190)	(190)	—	—	—	—
Other Operating Income (Expense), net	(7)	—	(7)	15	—	15

OPERATING INCOME (LOSS)	109	(151)	260	305	59	246
Interest Expense, Net and Other	(107)	—	(107)	(104)	—	(104)
Other Income	27	1	26	8	—	8

INCOME (LOSS) BEFORE INCOME TAXES	29	(150)	179	209	59	150
Provision for Income Taxes	(60)	(16)	(44)	(67)	(22)	(45)
Minority Interests	(11)	(3)	(8)	(5)	—	(5)

Income from Continuing Operations	—	—	127	—	—	100
Income (Loss) from Discontinued Operations, net of tax	—	(169)	(169)	—	37	37

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	$(42)	$—	$(42)	$137	$—	$137

Diluted EPS Before Goodwill Impairment and Cumulative Effect of Acct Change	$2.16	$(0.31)	$1.85	$2.02	$(0.54)	$1.48
Goodwill Impairment	(2.77)	—	(2.77)	—	—	—
Discontinued Operations	—	0.31	0.31	—	0.54	0.54

Diluted EPS Before Cumulative Effect of Acct Change	$(0.61)	$—	$(0.61)	$2.02	$—	$2.02

Memo: Impact of Inventory Accounting Change on EPS	(0.03)		(0.03)	(0.04)		(0.04)

FY 2004 4th Quarter Earnings Conference Call November 15, 2004

4th Quarter Income Statement — Continuing Operations

(in millions, except per share amounts)	Three Months Ended September 30,
			Better/(Worse)
	2004	2003	$	%

Sales	$2,014	$1,698	$316	19%
Cost of Sales	(1,853)	(1,568)	(285)	-18%

GROSS MARGIN	161	130	31	24%
SG&A	(96)	(85)	(11)	-13%
Gain on Divestitures	—	20	(20)
Environmental Remediation Costs	(3)	—	(3)
Restructuring Costs	(5)	(5)	—	0%

OPERATING INCOME	57	60	(3)	-5%
Equity in Earnings of Affiliates	7	2	5	250%
Interest Expense, Net and Other	(30)	(26)	(4)	-15%

INCOME BEFORE INCOME TAXES	34	36	(2)	-6%
Provision for Income Taxes	(4)	(11)	7	64%
Minority Interests	—	1	(1)	-100%

Income From Continuing Operations	$30	$26	$4	15%

Diluted EPS from Continuing Operations	$0.44	$0.38	$0.06	16%

FY 2004 4th Quarter Earnings Conference Call November 15, 2004

4th Quarter Income Statement Reconciliation

(in millions, except per share amounts)	Quarter Ended September 30, 2004			Quarter Ended September 30, 2003
		Discontinued			Discontinued
	Total	Operations	Reported	Total	Operations	Reported

Sales	$2,292	$278	$2,014	$1,977	$279	$1,698
Cost of Sales	(2,095)	(242)	(1,853)	(1,804)	(236)	(1,568)

GROSS MARGIN	197	36	161	173	43	130
SG&A	(119)	(23)	(96)	(109)	(24)	(85)
Restructuring	(6)	(1)	(5)	(6)	(1)	(5)
Goodwill Impairment	(190)	(190)	—	—	—	—
Other Operating Income (Expense), net	(3)	—	(3)	20	—	20

OPERATING INCOME (LOSS)	(121)	(178)	57	78	18	60
Interest Expense, Net and Other	(30)	—	(30)	(26)	—	(26)
Other Income	8	1	7	2	—	2

INCOME (LOSS) BEFORE INCOME TAXES	(143)	(177)	34	54	18	36
Provision for Income Taxes	(9)	(5)	(4)	(17)	(6)	(11)
Minority Interests	(1)	(1)	—	1	—	1

Income from Continuing Operations	—	—	30	—	—	26
Income (Loss) from Discontinued Operations, net of tax	—	(183)	(183)	—	12	12

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	$(153)	$—	$(153)	$38	$—	$38

Diluted EPS Before Goodwill Impairment and Cumulative Effect of Acct Change	$0.54	$(0.10)	$0.44	$0.56	$(0.18)	$0.38
Goodwill Impairment	(2.77)	—	(2.77)	—	—	—
Discontinued Operations	—	0.10	0.10	—	0.18	0.18

Diluted EPS Before Cumulative Effect of Acct Change	$(2.23)	$—	$(2.23)	$0.56	$—	$0.56

Segment Sales Segment Sales Segment Sales (in millions) Quarter Ended September 30, Twelve Months Ended September 30, Better/(Worse) Better/(Worse) 2004 2003 $ % 2004 2003 $ % Light Vehicle Systems North America $ 488 $ 459 $ 29 6% $ 2,010 $ 1,923 $ 87 5% Europe 507 505 2 0% 2,337 1,941 396 20% South America 47 39 8 21% 177 159 18 11% Asia-Pacific and Other 73 79 (6) -8% 294 278 16 6% Total Sales 1,115 1,082 33 3% 4,818 4,301 517 12% Commercial Vehicle Systems North America 595 393 202 51% 2,014 1,492 522 35% Europe 204 141 63 45% 827 652 175 27% South America 43 26 17 65% 135 82 53 65% Asia-Pacific and Other 57 56 1 2% 239 196 43 22% Total Sales 899 616 283 46% 3,215 2,422 793 33% Total Sales $ 2,014 $ 1,698 $ 316 19% $ 8,033 $ 6,723 $ 1,310 19% 7 FY 2004 4th Quarter Earnings Conference Call November 15,

Segment Operating Income Segment Operating Income Segment Operating Income (in millions) QuarteEnded September 30, Twelve Months Ended September 30, Better/(Worse) Better/(Worse) 2004 2003 $ % 2004 2003 $ % Operating Income Light Vehicle Systems (1) $ 9 $ 28 $ (19) -68% $ 112 $ 135 $ (23) -17% Commercial Vehicle Systems 48 32 16 50% 164 111 53 48% Segment Operating Income 57 60 (3) -5% 276 246 30 12% Costs for Withdrawn Tender Offer - - - (16) - (16) Operating Income $ 57 $ 60 $ (3) -5% $ 260 $ 246 $ 14 6% Operating Margins 0.8% 2.6% (1.8) 2.3% 3.1% (0.8) Light Vehicle Systems Commercial Vehicle Systems 5.3% 5.2% 0.1 5.1% 4.6% 0.5 Segment Operating Margins 2.8% 3.5% (0.7) 3.4% 3.7% (0.3) Operating Margins 2.8% 3.5% (0.7) 3.2% 3.7% (0.5) (1) Includes a $20 million gain on sale of shareholdings in APA and $12 million of environmental remediation costs in the twelve months ended September 30, 2004, and includes a $20 million gain on sale of CTF in the twelve months and three months ended September 30, 2003. Includes $4 million of environmental remediation costs in the three months ended September 30, 2004. 8 FY 2004 4th Quarter Earnings Conference Call

FY 2004 4th Quarter Earnings Conference Call November 15, 2004

Cash Flow Highlights

	Twelve Months Ended
	September 30,
(in millions)	2004	2003
OPERATING ACTIVITIES
Income from continuing operations	$127	$100
Adjustments to income from continuing operations
Depreciation and other amortization	183	185
Other non-cash adjustments	(30)	(7)
Pension and retiree medical expense	130	99
Pension and retiree medical contributions	(212)	(163)
Changes in assets and liabilities	164	(72)

Net cash flows provided by continuing operations	362	142
Net cash flows provided by discontinued operations	44	42

Cash provided by operations (excluding securitization and factoring)	406	184
Changes in receivables securitization and factoring-continuing operations	(187)	90

CASH PROVIDED BY OPERATING ACTIVITIES	$219	$274

INVESTING ACTIVITIES
Capital expenditures	$(152)	$(173)
Other investing cash flows provided by (used for) continuing operations	100	(3)
Net investing cash flows used by discontinued operations	(68)	(15)

CASH USED FOR INVESTING ACTIVITIES	$(120)	$(191)

FINANCING ACTIVITIES
Net change in debt	$(55)	$(29)
Proceeds from exercise of stock options	6	—
Cash dividends	(28)	(27)

CASH USED FOR FINANCING ACTIVITIES	$(77)	$(56)

Balance Sheet Highlights Balance Sheet Highlights FY 2004 4th Quarter Earnings Conference Call November 15, 2004 Balance Sheet Highlights Amounts include discontinued operations. (in millions) 09/30/04 06/30/04 03/31/04 12/31/03 09/30/03 Cash $ 132 $ 122 $ 119 $ 137 $ 103 Short-term Debt $ 5 $ 5 $ 3 $ 12 $ 20 Long-term Debt 1,488 1,585 1,527 1,572 1,541 Total Debt $ 1,493 $ 1,590 $ 1,530 $ 1,584 $ 1,561 Minority Interests 70 68 72 77 68 Equity 988 1,124 1,076 1,050 925 Total Debt to Capital 59% 57% 57% 58% 61% Net Debt (1) 1,367 1,590 1,601 1,694 1,696 Factored Receivables 10 9 16 70 47 Securitized Receivables 32 142 225 223 237 Working Capital (2) 366 618 663 675 564 Working Capital % of Sales (3) 5.4% 6.7% 7.4% 7.1% 7.7% (1) Net debt is calculated as total debt less fair value of interest rate swaps plus factored and securitized receivables less cash. (2) Includes accounts receivable securitization and factored receivables and excludes cash and short-term debt. (3) Calculated using quarterly average working capital and current quarter annualized sales. 10

FY 2005 Light Vehicle Production Outlook FY 2005 Light Vehicle Production Outlook FY 2004 4th Quarter Earnings Conference Call November 15, 2004 FY 2005 Light Vehicle Production Outlook (in millions) Fiscal Ended September 30 Calendar Year Q1 Q2 Q3 Q4 Full Year Year North America 2005 Outlook 3.8 4.1 4.2 3.8 15.9 16.0 2004 Actual 3.9 4.2 4.2 3.6 15.9 15.8 Change -3% -2% 0% 6% 0% 1% Western Europe (1) 2005 Outlook 4.2 4.3 4.5 3.8 16.8 17.0 2004 Actual 4.3 4.3 4.4 3.7 16.7 16.6 Change -2% 0% 2% 3% 1% 2% (1) - Includes Czech Republic Source: CSM Worldwide, Inc. 11

FY 2005 Commercial Vehicle Production Outlook FY 2005 Commercial Vehicle Production Outlook FY 2004 4th Quarter Earnings Conference Call November 15, 2004 FY 2005 Commercial Vehicle Production Outlook (in thousands) Fiscal YearEnded September 30 Calendar Q1 Q2 Q3 Q4 Full Year Year North America - Class 8 Trucks (1) 2005 Outlook 64 69 72 70 275 282 2004 Actual 47 54 63 71 235 252 Change 36% 28% 14% -1% 17% 12% Western Europe - Heavy & Medium Trucks 2005 Outlook 93 91 97 79 360 353 2004 Actual 95 93 98 90 376 374 Change -2% -2% -1% -12% -4% -6% (1) - Includes U.S., Canada and Mexico Source: Western Europe - Global Insight 12

Light Vehicle Systems Net New Business Light Vehicle Systems Net New Business FY 2004 4th Quarter Earnings Conference Call November 15, 2004 Light Vehicle Systems Net New Business Sales Implied Actual Incremental Annual 2004 2005 2006 2007 Cumulative Growth $ 4,818 $ 280 $ 130 $ 100 $ 510 3% 13 FY 2004 4th Quarter Earnings Conference Call

FY 2004 Results and FY 2005 Outlook - Continuing Operations FY 2004 Results and FY 2005 Outlook - Continuing Operations 15, 2004 FY 2004 Results and FY 2005 Outlook n Continuing Operations (in millions, except EPS) FY 2004 FY 2005 Full Year Full Year Outlook (1) Sales $ 8,033 - $ 8,033 Light Vehicle Systems $ 4,818 (18) - 7 Commerical Vehicle Systems 3,215 440 - 485 422 492 Sales $ 8,033 $ 8,455 - $ 8,525 Operating Margin 3.2% 3.0% - 3.2% Interest Expense (107) (100) - (110) Effective Tax Rate 25% 27% - 27% Income from Continuing Operations $ 127 $ 110 - $ 125 Diluted Earnings Per Share $ 1.85 $ 1.60 - $ 1.80 (1) Outlook does not include the impact of any acquistions or divestitures. 14 FY 2004 4th Quarter Earnings Conference Call November 15, 20

FY 2005 Cash Flow Outlook FY 2005 Cash Flow Outlook FY 2005 Cash Flow Outlook (in millions) Full Year FY 2005 Income From Continuing Operations $ 110 - $ 125 Adjustments to Income Depreciation and Other Amortization 195 - 200 Pension and Retiree Medical Expense 108 - 108 Pension and Retiree Medical Contributions (160) - (170) Changes in Assets and Liabilities * (43) - (23) Cash Provided by Operations 210 - 240 (170) - (180) Capital Expenditures Free Cash Flow $ 40 - $ 60 Cash Dividends ($0.40 per share) $ (0.27) - $ (0.27) Note: Does not include the effects of any changes in A/R securitization and factoring or any future acquisitions or divestitures. * Includes discontinued operations 15

FY 2004 1st Quarter Results and FY 2005 1st Quarter Outlook - Continuing Operations - Continuing Operations - Continuing Operations FY 2004 4th Quarter Earnings Conference Call November 15, 2004 FY 2004 1st Quarter Results and FY 2005 1st Quarter Outlook - Continuing Operations FY 2004 FY 2005 (in millions, except EPS) 1st Quarter 1st Quarter Outlook (1) Sales $ 1,924 - $ 1,924 Light Vehicle Systems $ 1,239 (84) - (74) Commerical Vehicle Systems 685 200 - 210 116 - 136 Sales $ 1,924 $ 2,040 - $ 2,060 Operating Margin 2.2% 1.5% - 1.7% Interest Expense (26) (25) - (27) Effective Tax Rate 32% 27% - 27% Income from Continuing Operations $ 15 $ 10 - $ 14 Diluted Earnings Per Share $ 0.22 $ 0.15 - $ 0.20 (1) Outlook does not include the impact of any acquistions or divestitures. 16

FY 2004 4th Quarter Earnings Conference Call November 15, 2004 17 Appendix

Pension and Retiree Medical Update Pension and Retiree Medical Update FY 2004 4th Quarter Earnings Conference Call November 15, 2004 Pension and Retiree Medical Update September 30, Better/(Worse) Pension Funded Status 2004 2003 $ % Projected Benefit Obligation $ 1,510 $ 1,367 $ (143) -10% FMV of Assets 1,041 806 235 29% Funded Status $ (469) $ (561) $ 92 16% FY 2005 FY 2004 FY 2003 Expense & Contributions Outlook Actual Actual Pension and Retiree Medical Expense $ 108 $ 130 $ 99 Pension and Retiree Medical Contributions $ 165 $ 212 $ 162 18

FY 2004 Effective Tax Rate FY 2004 Effective Tax Rate FY 2004 4th Quarter Earnings Conference Call November 15, 2004 FY 2004 Effective Tax Rate Expected Continuing Operations 30% Nontaxable Gain on APA -3% -2% Capital Loss Benefits Actual Continuing Operations 25% Memo: Discontinued Operations 42% 19

Restated Fiscal 2004 Quarters FY 2004 4th Quarter Earnings Conference Call November 15, 2004 Restated Fiscal 2004 Quarters (in millions, except per share amounts) Three Months Ended 09/30/04 06/30/04 03/31/04 12/31/03 Sales Light Vehicle Systems $ 1,115 $ 1,237 $ 1,227 $ 1,239 Commercial Vehicle Systems 899 862 769 685 Total Sales $ 2,014 $ 2,099 $ 1,996 $ 1,924 Operating Income Light Vehicle Systems $ 9 $ 34 $ 42 $ 27 Commercial Vehicle Systems 48 49 36 31 Dana Costs - - - (16) Total Operating Income $ 57 $ 83 $ 78 $ 42 Income From Continuing Operations $ 30 $ 42 $ 40 $ 15 Income (Loss) from Discontinued Operations (183) 9 1 4 Net Income (Loss) $ (153) $ 51 $ 41 $ 19 DILUTED EARNINGS PER SHARE Continuing Operations $ 0.44 $ 0.61 $ 0.58 $ 0.22 Discontinued Operations (2.67) 0.13 0.01 0.06 Diluted Earnings Per Share $ (2.23) $ 0.74 $ 0.59 $ 0.28 Note: Amounts have been restated for discontinued operations and the change in the method of accounting for certain inventories. 20

Restated Fiscal 2003 Quarters FY 2004 4th Quarter Earnings Conference Call November 15, 2004 Restated Fiscal 2003 Quarters (in millions, except per share amounts) Three Months Ended 09/30/03 06/30/03 03/31/03 12/31/02 Sales Light Vehicle Systems $ 1,082 $ 1,181 $ 1,150 $ 888 Commercial Vehicle Systems 616 645 589 572 Total Sales $ 1,698 $ 1,826 $ 1,739 $ 1,460 Operating Income Light Vehicle Systems $ 28 $ 43 $ 26 $ 38 Commercial Vehicle Systems 32 36 21 22 Total Operating Income $ 60 $ 79 $ 47 $ 60 Income From Continuing Operations $ 26 $ 35 $ 15 $ 24 Income from Discontinued Operations 12 12 5 8 Income Before Cumulative Effect of Accounting Change $ 38 $ 47 $ 20 $ 32 DILUTED EARNINGS PER SHARE Continuing Operations $ 0.38 $ 0.52 $ 0.22 $ 0.35 Discontinued Operations 0.18 0.17 0.08 0.12 Diluted Earnings Per Share Before Cumulative Effect $ 0.56 $ 0.69 $ 0.30 $ 0.47 Note: Amounts have been restated for discontinued operations and the change in the method of accounting for certain inventories. 21

FY 2004 Light Vehicle Production FY 2004 Light Vehicle Production FY 2004 Light Vehicle Production (in millions) Fiscal Ended September 30 Calendar Year Q1 Q2 Q3 Q4 Full Year Year North America 2004 Actual 3.9 4.2 4.2 3.6 15.9 15.8 2003 Actual 3.9 4.2 4.2 3.6 15.9 15.9 Change 0% 0% 0% 0% 0% -1% Western Europe (1) 2004 Actual 4.3 4.3 4.4 3.7 16.7 16.6 2003 Actual 4.2 4.4 4.4 3.6 16.6 16.7 Change 2% -2% 0% 3% 1% -1% (1) - Includes Czech Republic Source: CSM Worldwide, Inc. 22

FY 2004 Commercial Vehicle Production FY 2004 Commercial Vehicle Production FY 2004 Commercial Vehicle Production (in thousands) Fiscal Ended September 30 Calendar Year Q1 Q2 Q3 Q4 Full Year Year North America - Class 8 Trucks (1) 2004 Actual 47 54 63 71 235 252 2003 Actual 41 35 43 45 164 170 Change 15% 54% 47% 58% 43% 48% Western Europe - Heavy & Medium Trucks 2004 Actual 95 93 98 90 376 374 2003 Actual 98 93 92 81 364 361 Change -3% 0% 7% 11% 3% 4% (1) - Includes United States, Canada and Mexico Source: Western Europe - Global Insight 23

Non-GAAP Financial Information FY 2004 4th Quarter Earnings Conference Call November 15, 2004

Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "net debt" and "free cash flow". Net debt is defined as total debt less the fair value adjustment of debt due to interest rate swaps, plus securitized and factored receivables, less cash. Free cash flow represents net cash provided by operating activities before the net change in accounts receivable securitized or factored, less capital expenditures. The Company believes it is appropriate to exclude the net change in securitized and factored accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that net debt is an important indicator of the Company's overall leverage and free cash flow is useful in analyzing the Company's ability to service and repay its debt. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither, net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information - Net Debt Non-GAAP Financial Information n Net Debt (in millions) 09/30/04 6/30/04 3/31/04 12/31/03 09/30/03 Total Debt 1,493 1,590 1,530 1,584 1,561 Less: Fair value of interest rate swaps (36) (29) (51) (46) (46) Plus: Receivable securitization 32 142 225 223 237 Plus: Receivable factorization 10 9 16 70 47 Subtotal 1,499 1,712 1,720 1,831 1,799 Less: Cash (132) (122) (119) (137) (103) Net Debt $ 1,367 $ 1,590 $ 1,601 $ 1,694 $ 1,696 Net debt is calculated as total debt less fair value of interest rate swaps plus factored and securitized receivables less cash. 26

Non-GAAP Financial Information - Free Cash Flow Non-GAAP Financial Information n Free Cash Flow (in millions) Full Year FY 2004 Cash Provided by Operating Activities $ 219 Changes in Receivables Securitization and Factoring Continuing Operations 187 Discontinued Operations 39 Cash Provided by Operations, excluding Securitization and Factoring 445 Capital Expenditures Continuing Operations (152) (68) Discontinued Operations Free Cash Flow $ 225 27